Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

BLOX   | Nicholas Crypto Income ETF

(the “Fund”)

listed on NYSE Arca, Inc.

August 13, 2025

Supplement to the Prospectus
dated June 10, 2025, and
the Summary Prospectus
dated June 11, 2025

Effectively immediately, the disclosure titled “Distribution Risk” is deleted and replaced with the following:

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current income on a weekly basis. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Please retain this Supplement for future reference.